UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

FORM N-Q

MARCH 31, 2014

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 20.8%
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.1%
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	$10,081	(a)

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	15,975

Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	30,000	31,406	(a)

Media - 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	30,000	31,800
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	48,835
Comcast Corp., Notes	6.500%	1/15/15	50,000	52,303
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	10,000	11,225
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,138
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	21,400
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	10,000	11,100	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	7,000	7,779	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	10,000	10,275	(a)

Total Media				199,855

TOTAL CONSUMER DISCRETIONARY				257,317

CONSUMER STAPLES - 0.7%
Beverages - 0.6%
Diageo Finance BV, Senior Notes	3.250%	1/15/15	30,000	30,680
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000	19,725	(a)
Heineken NV, Senior Notes	1.400%	10/1/17	10,000	9,965	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,105

Total Beverages				100,475

Tobacco - 0.1%
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	20,000	18,887

TOTAL CONSUMER STAPLES				119,362

ENERGY - 4.8%
Energy Equipment & Services - 0.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	10,000	10,800
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	20,000	20,345
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	30,000	31,688
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	10,000	10,827	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	10,000	11,257

Total Energy Equipment & Services				84,917

Oil, Gas & Consumable Fuels - 4.3%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	20,000	20,250
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	15,550
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	21,900
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	12,045
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	10,475
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	15,000	20,045
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,825
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	10,375
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	33,346
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	10,000	11,488
Hess Corp., Notes	8.125%	2/15/19	10,000	12,533

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 4.3% (continued)
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	$11,759
Kinder Morgan Finance Co. LLC, Senior Secured Notes	6.000%	1/15/18	60,000	65,250	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	6,000	6,510
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	10,325
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	20,750
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	27,875
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	16,000	18,040
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	20,000	18,350
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	21,624
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	12,586
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	91,469
Petroleos Mexicanos, Notes	6.375%	1/23/45	20,000	21,625	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	81,000	76,424
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	22,100
QEP Resources Inc., Senior Notes	5.250%	5/1/23	10,000	10,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	20,000	20,500
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000	10,175
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	11,000	11,440
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	10,000	9,350
Samson Investment Co., Senior Notes	10.750%	2/15/20	20,000	21,900	(a)

Total Oil, Gas & Consumable Fuels				697,884

TOTAL ENERGY				782,801

FINANCIALS - 7.7%
Banks - 5.9%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,674
Bank of America Corp., Senior Notes	2.600%	1/15/19	30,000	30,152
Bank of America Corp., Senior Notes	3.300%	1/11/23	40,000	38,636
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	220,503
CIT Group Inc., Senior Notes	5.000%	8/1/23	20,000	20,550
Citigroup Inc., Senior Notes	6.010%	1/15/15	169,000	176,180
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	20,000	23,502
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	30,556	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,374
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	50,000	50,224
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	53,082
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	56,721
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	20,000	19,266
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,218
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	196,000	202,899

Total Banks				964,537

Capital Markets - 0.3%
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,044
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	24,221
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	10,000	9,976
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	6.155%	8/19/65	30,000	0	(b)(c)(d)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	240,000	0	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,804

Total Capital Markets				56,045

Consumer Finance - 0.7%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	30,000	35,775

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Consumer Finance - 0.7% (continued)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	$20,375
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000	9,900
SLM Corp., Senior Notes	3.875%	9/10/15	50,000	51,750

Total Consumer Finance				117,800

Diversified Financial Services - 0.7%
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,139
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	20,500	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	78,225	(a)

Total Diversified Financial Services				108,864

Insurance - 0.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,438

TOTAL FINANCIALS				1,258,684

HEALTH CARE - 1.4%
Health Care Providers & Services - 1.1%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	80,000	84,757
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	10,000	10,675	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	10,000	10,687	(a)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	20,000	20,087
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	10,000	10,719	(a)
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	20,295
WellPoint Inc., Notes	7.000%	2/15/19	10,000	11,905
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,071

Total Health Care Providers & Services				179,196

Pharmaceuticals - 0.3%
AbbVie Inc., Senior Notes	1.750%	11/6/17	40,000	40,161
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	14,000	16,466	(a)

Total Pharmaceuticals				56,627

TOTAL HEALTH CARE				235,823

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	23,560

Commercial Services & Supplies - 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	10,000	11,075	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	10,000	10,150	(a)

Total Commercial Services & Supplies				21,225

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	1.500%	11/2/17	10,000	9,960

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	20,000	20,098

TOTAL INDUSTRIALS				74,843

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.1%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	20,000	21,550	(a)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	10,000	10,725	(a)

TOTAL INFORMATION TECHNOLOGY				32,275

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS - 2.5%
Chemicals - 0.2%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	10,000	$9,925	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	10,000	10,400
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,046

Total Chemicals				31,371

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	5.000%	3/15/22	30,000	30,900
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	30,000	31,575

Total Containers & Packaging				62,475

Metals & Mining - 1.8%
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	70,901
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	41,025
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	20,632
Southern Copper Corp., Senior Notes	5.250%	11/8/42	50,000	43,058
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	20,000	21,850
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	32,114
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	71,844

Total Metals & Mining				301,424

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	20,196

TOTAL MATERIALS				415,466

TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,775
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	10,000	11,329
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	10,000	10,237
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	10,000	10,153
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	10,000	9,130
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	10,000	10,180

Total Diversified Telecommunication Services				72,804

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	22,775
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	33,150

Total Wireless Telecommunication Services				55,925

TOTAL TELECOMMUNICATION SERVICES				128,729

UTILITIES - 0.6%
Electric Utilities - 0.2%
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	10,000	9,979
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	12,461

Total Electric Utilities				22,440

Independent Power and Renewable Electricity Producers - 0.4%
AES Corp., Senior Notes	4.875%	5/15/23	40,000	38,400
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	17,000	18,658	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	9,000	10,125	(a)

Total Independent Power and Renewable Electricity Producers				67,183

TOTAL UTILITIES				89,623

TOTAL CORPORATE BONDS & NOTES (Cost - $3,509,685)				3,394,923

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9%
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	10,000	10,333

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.573%	10/25/21	98,102	$9,254	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.444%	12/25/21	97,833	8,373	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.902%	9/25/22	109,253	6,419	(f)
Federal National Mortgage Association (FNMA), 2012-070 HS, IO	5.846%	7/25/42	160,068	32,495	(f)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.659%	1/20/61	82,303	82,229	(f)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.609%	2/20/61	87,565	87,298	(f)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	19,802	20,119	(f)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	69,309	70,416	(f)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	19,788	19,827
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	10,000	10,681
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	10,000	10,517
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	10,000	9,589
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	30,000	29,186
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	50,000	51,016	(a)(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	0.939%	7/25/47	1,137	471	(f)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.588%	6/15/45	194,936	18,062	(a)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $477,592)				476,285

MORTGAGE-BACKED SECURITIES - 26.6%
FHLMC - 2.5%
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/16/29	100,000	99,984	(g)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	42,160	46,359
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	96,173	99,253
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	51,141	56,282
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	5/1/43	95,856	96,480

Total FHLMC				398,358

FNMA - 18.3%
Federal National Mortgage Association (FNMA)	3.000%	4/16/29	100,000	102,750	(g)
Federal National Mortgage Association (FNMA)	3.500%	4/16/29	100,000	104,875	(g)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,259	1,486
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	3,674	4,021
Federal National Mortgage Association (FNMA)	4.500%	6/1/31-9/1/41	182,950	196,912
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	63,807	70,524
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	28,591	31,689
Federal National Mortgage Association (FNMA)	4.000%	4/1/42-6/1/43	457,558	475,840
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	273,277	264,325
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	93,154	86,380

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FNMA - 18.3% (continued)
Federal National Mortgage Association (FNMA)	3.500%	3/1/43-4/1/43	288,617		$288,840
Federal National Mortgage Association (FNMA)	4.000%	4/10/44	1,000,000		1,039,688	(g)
Federal National Mortgage Association (FNMA)	4.500%	4/10/44	300,000		320,109	(g)

Total FNMA					2,987,439

GNMA - 5.8%
Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	108,926		119,375
Government National Mortgage Association (GNMA) II	3.500%	4/22/44	400,000		408,313	(g)
Government National Mortgage Association (GNMA) II	4.000%	4/22/44	300,000		315,328	(g)
Government National Mortgage Association (GNMA) II	4.500%	4/22/44	100,000		107,828	(g)

Total GNMA					950,844

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $4,409,557)					4,336,641

SOVEREIGN BONDS - 6.7%
Hungary - 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	42,000		43,575

Italy - 2.9%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	320,000	EUR	472,867

Mexico - 2.7%
United Mexican States, Bonds	6.500%	6/9/22	3,226,100	MXN	255,271
United Mexican States, Senior Notes	4.000%	10/2/23	100,000		101,125
United Mexican States, Senior Notes	5.550%	1/21/45	80,000		85,200

Total Mexico					441,596

Poland - 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	50,000		50,447

Russia - 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds	11.000%	7/24/18	65,000		84,662	(a)

TOTAL SOVEREIGN BONDS (Cost - $1,064,274)					1,093,147

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.5%
U.S. Government Agencies - 2.3%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,020
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	10,000		9,591
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		43,102
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		65,921
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		123,961
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		22,731
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		53,973
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		39,311

Total U.S. Government Agencies					378,610

U.S. Government Obligations - 19.2%
U.S. Treasury Bonds	2.750%	8/15/42	261,000		222,890
U.S. Treasury Bonds	3.750%	11/15/43	1,080,000		1,118,307
U.S. Treasury Bonds	3.625%	2/15/44	40,000		40,469

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - 19.2% (continued)
U.S. Treasury Notes	1.500%	2/28/19	640,000	$633,650
U.S. Treasury Notes	2.125%	1/31/21	100,000	99,031
U.S. Treasury Notes	2.750%	11/15/23	20,000	20,092
U.S. Treasury Notes	2.750%	2/15/24	990,000	992,243

Total U.S. Government Obligations				3,126,682

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,467,538)				3,505,292

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	62,105	54,254
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	136,489	138,782
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	341,710	338,240

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $540,273)				531,276

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $13,468,919)				13,337,564

SHORT-TERM INVESTMENTS - 19.6%
Repurchase Agreements - 19.6%
Barclays Capital Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $1,598,002; (Fully collateralized by U.S. government obligations, 2.000% due 11/30/20; Market value - $1,630,472)	0.040%	4/1/14	1,598,000	1,598,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/14; Proceeds at maturity - $1,602,003; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value - $1,634,041)	0.070%	4/1/14	1,602,000	1,602,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,200,000)				3,200,000

TOTAL INVESTMENTS - 101.3% (Cost - $16,668,919#)				16,537,564
Liabilities in Excess of Other Assets - (1.3)%				(215,905)

TOTAL NET ASSETS - 100.0%				$16,321,659

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of March 31, 2014.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Value is less than $1.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	5/23/14	$126.50	1	$110
U.S. Treasury 10-Year Notes, Put	5/23/14	121.50	1	281

TOTAL WRITTEN OPTIONS (Premiums received - $556)				$391

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Notes to Schedule of Investments (unaudited) (continued)

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$3,394,923	$0	*	$3,394,923
Collateralized mortgage obligations	—	476,285	—		476,285
Mortgage-backed securities	—	4,336,641	—		4,336,641
Sovereign bonds	—	1,093,147	—		1,093,147
U.S. government & agency obligations	—	3,505,292	—		3,505,292
U.S. treasury inflation protected securities	—	531,276	—		531,276

Total long-term investments	—	$13,337,564	$0	*	$13,337,564

Short-term investments†	—	3,200,000	—		3,200,000

Total investments	—	$16,537,564	$0	*	$16,537,564

Other financial instruments:
Futures contracts	$9,252	—	—		$9,252
Forward foreign currency contracts	—	$5,174	—		5,174

Total other financial instruments	$9,252	$5,174	—		$14,426

Total	$9,252	$16,542,738	$0	*	$16,551,990

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$391	—	—		$391
Futures contracts	9,752	—	—		9,752
Forward foreign currency contracts	—	$10,467	—		10,467

Total	$10,143	$10,467	—		$20,610

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to

Notes to Schedule of Investments (unaudited) (continued)

ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a

Notes to Schedule of Investments (unaudited) (continued)

previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(i) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swap agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or

Notes to Schedule of Investments (unaudited) (continued)

losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full

Notes to Schedule of Investments (unaudited) (continued)

amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Portfolio held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $10,858. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$273,869
Gross unrealized depreciation	(405,224)

Net unrealized depreciation	$(131,355)

At March 31, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	20	12/16	$4,887,677	$4,883,750	$(3,927)
U.S. Treasury Ultra Long-Term Bond	2	6/14	283,061	288,937	5,876

					1,949

Contracts to Sell:
90-Day Eurodollar	13	6/18	3,140,757	3,137,875	2,882
U.S. Treasury 5-Year Notes	1	6/14	118,786	118,953	(167)
U.S. Treasury 10-Year Notes	2	6/14	247,494	247,000	494
U.S. Treasury Long-Term Bonds	3	6/14	393,998	399,656	(5,658)

					(2,449)

Net unrealized loss on open futures contracts					$(500)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2014, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	4	$1,237
Options written	18	4,707
Options closed	(17)	(4,585)
Options exercised	—	—
Options expired	(3)	(803)

Written options, outstanding as of March 31, 2014	2	$556

At March 31, 2014, the Fund held TBA securities with a total cost of $2,505,207.

At March 31, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$177,234	4/16/14	$(1,041)
Japanese Yen	UBS AG	5,480,000	53,105	5/14/14	(538)

					(1,579)

Contracts to Sell:
Canadian Dollar	Morgan Stanley & Co.	196,000	177,117	5/14/14	(672)
Euro	Bank of America N.A.	60,000	82,652	5/14/14	(188)
Euro	UBS AG	608,889	838,767	5/14/14	(8,028)
Japanese Yen	Morgan Stanley & Co.	39,926,000	386,911	5/14/14	5,174

					(3,714)

Net unrealized loss on open forward foreign currency contracts					$(5,293)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2014.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$391	$9,252	$(9,752)	—	—	$(109)
Foreign Exchange Risk	—	—	—	$5,174	$(10,467)	(5,293)

Total	$391	$9,252	$(9,752)	$5,174	$(10,467)	$(5,402)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$2,401
Written options	1,145
Futures contracts (to buy)	2,420,473
Futures contracts (to sell)	2,347,621
Forward foreign currency contracts (to buy)	355,412
Forward foreign currency contracts (to sell)	1,565,449

Average Notional Balance
Credit default swap contracts (to buy protection)†	$45,000

†	At March 31, 2013, there were no open positions held in this derivative.

4. Subsequent event

The Portfolio’s Board of Trustees determined that it was in the best interests of the Portfolio and its shareholders to terminate and wind up the Portfolio. The Portfolio ceased operations on April 30, 2014.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014